UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2021

BYRNA TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-132456	71-1050654
(Commission File Number)	(IRS Employer Identification No.)

100 Burtt Road, Suite 115

Andover, MA 01810

(Address and Zip Code of principal executive offices)

(978) 868-5011

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 13, 2021, effective as of May 12, 2021, Byrna Technologies Inc., a Delaware corporation (the “Company”), entered into an Asset Purchase Agreement (the “APA”) with Kore Outdoor (US) Inc., a Delaware corporation (“Seller”), and Kore Outdoor Inc., a Canadian corporation (“Parent”), pursuant to which the Company would purchase certain assets of Seller related to the business of designing, developing, manufacturing, licensing, and selling of products and services in or for the less than lethal field. The APA contains certain customary representations, warranties, and covenants of the parties, including a guaranty by Parent of certain obligations of the Seller. Pursuant to the APA, among other things, (i) the Company would acquire from Seller a fully paid-up, royalty-free, exclusive, sublicensable, irrevocable, world-wide right and license (to be used in the less than lethal field) to and under certain intellectual property related to certain products, and (ii) the Company would enter into a supply agreement with Seller providing for the sale from Seller to the Company of certain products after the closing of the acquisition contemplated by the APA. The purchase price under the APA for the purchased assets is Three Million Five Hundred Thirty-Five Thousand Dollars (US $3,535,000).

The foregoing summary of the APA does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the APA filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On May 13, 2021, the Company issued a press release regarding the transaction described in Item 1.01 above. Pursuant to Item 7.01 of Form 8-K, a copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Asset Purchase Agreement by and among Byrna Technologies Inc., a Delaware corporation, Kore Outdoor (US) Inc., a Delaware corporation, and Kore Outdoor Inc., a Canadian corporation.

99.1	Press Release dated May 13, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BYRNA TECHNOLOGIES INC.
Date: May 21, 2021	By:	/s/ Bryan Ganz
Name: Bryan Ganz Title: Chief Executive Officer